EXHIBIT 99.1
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Accrued Interest Date:                                                                                   Collection Period Ending:
27-Nov-06                                                                                                                  30-Nov-06
Distribution Date:                                BMW VEHICLE OWNER TRUST 2004-A                                            Period #
26-Dec-06                                         ------------------------------                                                  31
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Balances
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                                                                              Initial         Period End
     Receivables                                                       $1,500,120,934       $298,428,714
     Reserve Account                                                       $9,683,915         $7,449,165
     Yield Supplement Overcollateralization                               $10,287,158         $1,754,905
     Class A-1 Notes                                                     $313,000,000                 $0
     Class A-2 Notes                                                     $417,000,000                 $0
     Class A-3 Notes                                                     $470,000,000         $6,840,033
     Class A-4 Notes                                                     $256,312,000       $256,312,000
     Class B Notes                                                        $33,521,000        $33,521,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $320,351,541
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $14,789,552
           Receipts of Pre-Paid Principal                                  $6,795,726
           Liquidation Proceeds                                              $192,527
           Principal Balance Allocable to Gross Charge-offs                  $145,022
        Total Receipts of Principal                                       $21,922,827

        Interest Distribution Amount
           Receipts of Interest                                            $1,256,177
           Servicer Advances                                                  $51,838
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $66,181
           Net Investment Earnings                                            $29,966
        Total Receipts of Interest                                         $1,404,162

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $23,181,967

     Ending Receivables Outstanding                                      $298,428,714

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                 $358,105
     Current Period Servicer Advance                                          $51,838
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                   $409,944

Collection Account
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     Deposits to Collection Account                                       $23,181,967
     Withdrawals from Collection Account
        Servicing Fees                                                       $266,960
        Class A Noteholder Interest Distribution                             $772,762
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                              $98,328
        Regular Principal Distribution                                    $21,758,828
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                   $285,089
     Total Distributions from Collection Account                          $23,181,967

Excess Funds Released to the Depositor
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        Release from Reserve Account                                               $0
        Release from Collection Account                                      $285,089
     Total Excess Funds Released to the Depositor                            $285,089

Note Distribution Account
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     Amount Deposited from the Collection Account                         $22,629,918
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $22,629,918

Distributions
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     Monthly Principal Distributable Amount                           Current Payment     Ending Balance     Per $1,000      Factor
     Class A-1 Notes                                                               $0                 $0          $0.00       0.00%
     Class A-2 Notes                                                               $0                 $0          $0.00       0.00%
     Class A-3 Notes                                                      $21,758,828         $6,840,033         $46.30       1.46%
     Class A-4 Notes                                                               $0       $256,312,000          $0.00     100.00%
     Class B Notes                                                                 $0        $33,521,000          $0.00     100.00%

     Interest Distributable Amount                                    Current Payment         Per $1,000
     Class A-1 Notes                                                               $0              $0.00
     Class A-2 Notes                                                               $0              $0.00
     Class A-3 Notes                                                          $63,632              $0.14
     Class A-4 Notes                                                         $709,130              $2.77
     Class B Notes                                                            $98,328              $2.93



Carryover Shortfalls
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                                                                 Prior Period Carryover   Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                 $0             $0
     Class A-2 Interest Carryover Shortfall                                        $0                 $0             $0
     Class A-3 Interest Carryover Shortfall                                        $0                 $0             $0
     Class A-4 Interest Carryover Shortfall                                        $0                 $0             $0
     Class B Interest Carryover Shortfall                                          $0                 $0             $0


Receivables Data
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                                                                     Beginning Period      Ending Period
     Number of Contracts                                                       31,213             30,373
     Weighted Average Remaining Term                                            22.40              21.51
     Weighted Average Annual Percentage Rate                                    4.61%              4.61%

     Delinquencies Aging Profile End of Period                          Dollar Amount         Percentage
        Current                                                          $265,229,447             88.88%
        1-29 days                                                         $25,989,289              8.71%
        30-59 days                                                         $5,089,934              1.71%
        60-89 days                                                         $1,142,181              0.38%
        90-119 days                                                          $314,793              0.11%
        120-149 days                                                         $663,069              0.22%
        Total                                                            $298,428,714            100.00%
        Delinquent Receivables +30 days past due                           $7,209,977              2.42%


     Write-offs
        Gross Principal Write-Offs for Current Period                        $145,022
        Recoveries for Current Period                                         $66,181
        Net Write-Offs for Current Period                                     $78,841

        Cumulative Realized Losses                                         $6,763,966


     Repossessions                                                      Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                     $672,883                 45
        Ending Period Repossessed Receivables Balance                        $597,083                 42
        Principal Balance of 90+ Day Repossessed Vehicles                    $114,976                  8



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $1,918,905
     Beginning Period Amount                                               $1,918,905
     Ending Period Required Amount                                         $1,754,905
     Current Period Release                                                  $164,000
     Ending Period Amount                                                  $1,754,905
     Next Distribution Date Required Amount                                $1,598,634

Reserve Account
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     Beginning Period Required Amount                                      $7,449,165
     Beginning Period Amount                                               $7,449,165
     Net Investment Earnings                                                  $29,966
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                         $7,449,165
     Ending Period Amount                                                  $7,449,165

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